Exhibit 10.1
EXECUTION VERSION

AMENDMENT NO. 4 AND CONSENT UNDER SUPERPRIORITY SECURED DEBTOR-IN-POSSESSION CREDIT AGREEMENT
AMENDMENT NO. 4 AND CONSENT, dated as of October 11, 2016 (this “Amendment and Consent”), in connection with that certain Superpriority Secured Debtor-In-Possession Credit Agreement dated as of April 18, 2016 and amended by Amendment No. 1 dated as of May 9, 2016, by Amendment No. 2 dated as of May 18, 2016 and by Amendment No. 3 dated as of July 19, 2016 (the “Existing Credit Agreement” and, as amended hereby, the “Credit Agreement”) among, inter alios, PEABODY ENERGY CORPORATION, a Delaware corporation and a debtor and debtor-in-possession in the Cases (the “Borrower”), the SUBSIDIARY GUARANTORS party thereto from time to time, certain of which are debtors and debtors-in-possession in the Cases, the LENDERS party thereto from time to time, the ISSUING BANK party thereto and Citibank, N.A., as Administrative Agent (the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, the parties hereto desire to amend the Existing Credit Agreement as set forth herein;
WHEREAS, Peabody Global Funding, LLC, a Delaware limited liability company and a Subsidiary Guarantor (“Global Funding”), is party as lender to the Intercompany Credit Agreement identified in the Credit Agreement; and
WHEREAS, Global Funding desires to amend Section 7.02(h) of the Intercompany Credit Agreement to permit the consummation of Asset Sales (as defined therein) in an aggregate amount not to exceed $250,000,000 over the life of the Intercompany Credit Agreement (the amendment described in this paragraph, the “Intercompany Credit Agreement Amendment”);
NOW, THEREFORE, the parties hereto agree as follows:
Section 1 Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement (or the Existing Credit Agreement, if context so requires). Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, after this Amendment and Consent becomes effective, refer to the Credit Agreement as amended hereby. Each reference to the “Credit Agreement” or “thereunder”, “thereof” or “therein” in respect of the Existing Credit Agreement, and each other similar reference, contained in any other Loan Document shall, after this Amendment and Consent becomes effective, similarly refer to the Credit Agreement as amended hereby.

1

SECTION 2     Amendment to the Existing Credit Agreement.
(a)    Section 6.19(c)(ii) of the Existing Credit Agreement is hereby amended by deleting the words “the date that is one hundred eighty-one (181) days following the Petition Date” and inserting in their place the words “November 23, 2016”.
(b)    Clause (ii) of Section 6.19(d) of the Existing Credit Agreement is hereby amended by deleting the words “two hundred ten (210) days following the Petition Date” and inserting in their place the words “December 14, 2016”.
(c)    Section 6.19(e) of the Existing Credit Agreement is hereby amended by deleting the words “the date that is two hundred seventy (270) days following the Petition Date” and inserting in their place the words “January 31, 2017”.
SECTION 3     Consent under the Existing Credit Agreement. Each Lender party hereto hereby consents to the Intercompany Credit Agreement Amendment (solely to the extent described in the definition of such term in the recitals to this Amendment and Consent) and agrees that no Default or Event of Default under Section 7.17 of the Credit Agreement shall arise solely as a result of such Intercompany Credit Agreement Amendment.
SECTION 4     Governing Law. This Amendment and Consent shall be construed in accordance with and governed by the laws of the State of New York and (to the extent applicable) the Bankruptcy Code.
SECTION 5     Counterparts. This Amendment and Consent may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
SECTION 6     Loan Document. This Amendment and Consent shall constitute a Loan Document.
SECTION 7     Effectiveness. This Amendment and Consent shall become effective on the date (the “Effective Date”) on which the following conditions shall have been satisfied:
(a)    the Agent shall have received from each of the Borrower, the Required Lenders and the Agent a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof; and
(b)    the Borrower shall have paid, or caused to be paid, to the Agent for the account of each Lender party hereto a fee in the amount of 0.25% of the principal amount of the Loans held by such Lender on the Effective Date, which fee shall be due and payable on, and subject to the occurrence of, the Effective Date.
[Remainder of this page left blank intentionally.]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed as of the date first above written.
PEABODY ENERGY CORPORATION, as the Borrower

By: /s/ Walter L. Hawkins Jr.
Name: Walter L. Hawkins Jr.
Title: Senior Vice President Finance

[Signature Page to Amendment No. 4]

GUARANTORS:

AMERICAN LAND HOLDINGS OF NEW MEXICO, LLC
COLORADO YAMPA COAL COMPANY, LLC
EL SEGUNDO COAL COMPANY, LLC
FOUR STAR HOLDINGS, LLC
GALLO FINANCE COMPANY, LLC
HAYDEN GULCH TERMINAL, LLC
JUNIPER COAL COMPANY, LLC
MOFFAT COUNTY MINING, LLC
NEW MEXICO COAL RESOURCES, LLC
NM EQUIPMENT COMPANY, LLC
PEABODY AMERICA, LLC
PEABODY COLORADO OPERATIONS, LLC
PEABODY COLORADO SERVICES, LLC
PEABODY NATURAL RESOURCES COMPANY
PEABODY NEW MEXICO SERVICES, LLC
PEABODY ROCKY MOUNTAIN MANAGEMENT SERVICES, LLC
PEABODY ROCKY MOUNTAIN SERVICES, LLC
PEABODY SOUTHWESTERN COAL COMPANY, LLC
PEABODY WILLIAMS FORK MINING, LLC
SENECA PROPERTY, LLC
SOUTHWEST COAL HOLDINGS, LLC
TWENTYMILE COAL, LLC
TWENTYMILE EQUIPMENT COMPANY, LLC
TWENTYMILE HOLDINGS, LLC
AMERICAN LAND DEVELOPMENT, LLC
AMERICAN LAND HOLDINGS OF COLORADO, LLC
AMERICAN LAND HOLDINGS OF ILLINOIS, LLC
AMERICAN LAND HOLDINGS OF INDIANA, LLC
AMERICAN LAND HOLDINGS OF KENTUCKY, LLC
AMERICAN LAND HOLDINGS OF WEST VIRGINIA, LLC
ARID OPERATIONS INC.
BIG RIDGE, INC.
BLACK HILLS MINING COMPANY, LLC
BTU WESTERN RESOURCES, INC.

[Signature Page to Amendment No. 4]

CABALLO GRANDE, LLC
CASEYVILLE DOCK COMPANY, LLC
CENTRAL STATES COAL RESERVES OF ILLINOIS, LLC
CENTRAL STATES COAL RESERVES OF INDIANA, LLC
CENTURY MINERAL RESOURCES, INC.
COAL RESERVE HOLDING LIMITED LIABILITY COMPANY NO. 1
COALSALES II, LLC
CONSERVANCY RESOURCES, LLC
COTTONWOOD LAND COMPANY
CYPRUS CREEK LAND COMPANY
CYPRUS CREEK LAND RESOURCES, LLC
DYSON CREEK COAL COMPANY, LLC
DYSON CREEK MINING COMPANY, LLC
EMPIRE LAND HOLDINGS, LLC
FALCON COAL COMPANY, LLC
FRANCISCO EQUIPMENT COMPANY, LLC
FRANCISCO LAND HOLDINGS COMPANY, LLC
FRANCISCO MINING, LLC
GOLD FIELDS CHILE, LLC
GOLD FIELDS MINING, LLC
GOLD FIELDS ORTIZ, LLC
HIGHWALL MINING SERVICES COMPANY
HILLSIDE RECREATIONAL LANDS, LLC
HMC MINING, LLC
ILLINOIS LAND HOLDINGS, LLC
INDEPENDENCE MATERIAL HANDLING, LLC
JAMES RIVER COAL TERMINAL, LLC
KAYENTA MOBILE HOME PARK, INC.
KENTUCKY SYNGAS, LLC
KENTUCKY UNITED COAL, LLC
LIVELY GROVE ENERGY, LLC
LIVELY GROVE ENERGY PARTNERS, LLC
MARIGOLD ELECTRICITY, LLC
MIDCO SUPPLY AND EQUIPMENT CORPORATION
MIDWEST COAL ACQUISITION CORP.
MIDWEST COAL RESERVES OF ILLINOIS, LLC
MIDWEST COAL RESERVES OF INDIANA, LLC
MIDWEST COAL RESERVES OF KENTUCKY, LLC
MUSTANG ENERGY COMPANY, L.L.C.

[Signature Page to Amendment No. 4]

PACIFIC EXPORT RESOURCES, LLC
PEABODY ARCHVEYOR, L.L.C.
PEABODY ARCLAR MINING, LLC
PEABODY ASSET HOLDINGS, LLC
PEABODY BEAR RUN MINING, LLC
PEABODY BEAR RUN SERVICES, LLC
PEABODY CABALLO MINING, LLC
PEABODY CARDINAL GASIFICATION, LLC
PEABODY CHINA, LLC
PEABODY COALSALES, LLC
PEABODY COALTRADE, LLC
PEABODY COALTRADE INTERNATIONAL (CTI), LLC
PEABODY COULTERVILLE MINING, LLC
PEABODY DEVELOPMENT COMPANY, LLC
PEABODY ELECTRICITY, LLC
PEABODY EMPLOYMENT SERVICES, LLC
PEABODY ENERGY GENERATION HOLDING COMPANY
PEABODY ENERGY INVESTMENTS, INC.
PEABODY ENERGY SOLUTIONS, INC.
PEABODY GATEWAY NORTH MINING, LLC
PEABODY GATEWAY SERVICES, LLC
PEABODY GLOBAL FUNDING, LLC
PEABODY HOLDING COMPANY, LLC
PEABODY ILLINOIS SERVICES, LLC
PEABODY INDIANA SERVICES, LLC
PEABODY INTERNATIONAL INVESTMENTS, INC.
PEABODY INTERNATIONAL SERVICES, INC.
PEABODY INVESTMENTS CORP.
PEABODY MAGNOLIA GROVE HOLDINGS, LLC
PEABODY MIDWEST MANAGEMENT SERVICES, LLC
PEABODY MIDWEST MINING, LLC
PEABODY MIDWEST OPERATIONS, LLC
PEABODY MIDWEST SERVICES, LLC
PEABODY MONGOLIA, LLC
PEABODY NATURAL GAS, LLC
PEABODY OPERATIONS HOLDING, LLC
PEABODY POWDER RIVER MINING, LLC
PEABODY POWDER RIVER OPERATIONS, LLC
PEABODY POWDER RIVER SERVICES, LLC
PEABODY POWERTREE INVESTMENTS, LLC

[Signature Page to Amendment No. 4]

PEABODY RECREATIONAL LANDS, L.L.C.
PEABODY SCHOOL CREEK MINING, LLC
PEABODY SERVICES HOLDINGS, LLC
PEABODY SOUTHWEST, LLC
PEABODY TERMINAL HOLDING COMPANY, LLC
PEABODY TERMINALS, LLC
PEABODY TROUT CREEK RESERVOIR LLC
PEABODY VENEZUELA COAL CORP.
PEABODY VENTURE FUND, LLC
PEABODY WILD BOAR MINING, LLC
PEABODY WILD BOAR SERVICES, LLC
PEABODY WYOMING GAS, LLC
PEABODY WYOMING SERVICES, LLC
PEABODY-WATERSIDE DEVELOPMENT, L.L.C.
PEC EQUIPMENT COMPANY, LLC
PG INVESTMENTS SIX, L.L.C.
POINT PLEASANT DOCK COMPANY, LLC
POND RIVER LAND COMPANY
PORCUPINE PRODUCTION, LLC
PORCUPINE TRANSPORTATION, LLC
RIVERVIEW TERMINAL COMPANY
SAGE CREEK LAND & RESERVES, LLC
SCHOOL CREEK COAL RESOURCES, LLC
SHOSHONE COAL CORPORATION
STAR LAKE ENERGY COMPANY, L.L.C.
SUGAR CAMP PROPERTIES, LLC
THOROUGHBRED GENERATING COMPANY, LLC
THOROUGHBRED MINING COMPANY, L.L.C.
UNITED MINERALS COMPANY, LLC
WEST ROUNDUP RESOURCES, LLC
WILD BOAR EQUIPMENT COMPANY, LLC
WILD BOAR LAND HOLDINGS COMPANY, LLC

By: /s/ James A. Tichenor
Name: James A. Tichenor
Title: Vice President and Treasurer

[Signature Page to Amendment No. 4]

BIG SKY COAL COMPANY, as a Guarantor

By: /s/ Michael J. Jasutis
Name: Michael J. Jasutis
Title: Treasurer

[Signature Page to Amendment No. 4]

PEABODY SAGE CREEK MINING, LLC, as a Guarantor

By: /s/ Eric J. Baltz
Name: Eric J. Baltz
Title: Treasurer

[Signature Page to Amendment No. 4]

PEABODY TWENTYMILE MINING, LLC, as a Guarantor

By: /s/ John R. Schwartze
Name: John R. Schwartze
Title: Treasurer

[Signature Page to Amendment No. 4]

PEABODY WESTERN COAL COMPANY, as a Guarantor

By: /s/ Douglas D. Loucks
Name: Douglas D. Loucks
Title: Treasurer

[Signature Page to Amendment No. 4]

SAGE CREEK HOLDINGS, LLC, as a Guarantor

By: /s/ Mark A. Scimio
Name: Mark A. Scimio
Title: President

[Signature Page to Amendment No. 4]

SENECA COAL COMPANY, LLC, as a Guarantor

By: /s/ Kurt A. Jones
Name: Kurt A. Jones
Title: Treasurer

[Signature Page to Amendment No. 4]

CITIBANK, N.A., as Administrative
Agent

By:	/s/ Allister Chan Name: Allister Chan Title: Vice President

[Signature Page to Amendment No. 4]

APOLLO TR ENHANCED LEVERED
YIELD LLC,
as a Lender

By:	Apollo Total Return Enhanced Management LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

IVY APOLLO MULTI-ASSET
INCOME FUND
as a Lender

By:	Apollo Credit Management, LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

IVY APOLLO STRATEGIC INCOME
FUND
as a Lender

By:	Apollo Credit Management, LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

[Signature Page to Amendment No. 4]

APOLLO FRANKLIN
PARTNERSHIP, L.P.,
as a Lender

By:	Apollo Franklin Management, LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

APOLLO UNION STREET
PARTNERS, L.P.,
as a Lender

By:	Apollo Union Street Management, LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

APOLLO LINCOLN PRIVATE CREDIT FUND, L.P.,
as a Lender

By:	Apollo Lincoln Private Credit Management, LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

[Signature Page to Amendment No. 4]

APOLLO THUNDER PARTNERS,
L.P.,
as a Lender

By:	Apollo Thunder Management, LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
    Title: Vice President and Secretary

APOLLO A-N CREDIT FUND
    (DELAWARE), L.P.,
    as a Lender

By:	Apollo A-N Credit Management, LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

AESI (HOLDINGS) II, L.P.,
as a Lender

By:	Apollo European Strategic Management, L.P. its investment manager

By:	Apollo European Strategic Management GP, LLC, its general partner
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

[Signature Page to Amendment No. 4]

APOLLO HERCULES PARTNERS,
L.P.,
as a Lender

By:	Apollo Hercules Management, LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

APOLLO MOULTRIE CREDIT
FUND, L.P.,
as a Lender

By:	Apollo Moultrie Credit Fund Management, LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

APOLLO ZEUS STRATEGIC
INVESTMENTS, L.P.,
as a Lender

By:	Apollo Zeus Strategic Management, LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

[Signature Page to Amendment No. 4]

APOLLO CREDIT STRATEGIES
MASTER FUND LTD.,
as a Lender

By:	Apollo ST Fund Management LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

APOLLO TACTICAL VALUE SPN
INVESTMENTS, L.P.,
as a Lender

By:	Apollo Tactical Value SPN Management, LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

APOLLO CREDIT MASTER FUND
LTD.
as a Lender

By:	Apollo ST Fund Management, LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

[Signature Page to Amendment No. 4]

APOLLO TR OPPORTUNISTIC LTD,
as a Lender

By:	Apollo Total Return Enhanced Management LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

By:	Apollo Total Return Management LLC, Management LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

[Signature Page to Amendment No. 4]

APOLLO CREDIT OPPORTUNITY
TRADING FUND III,
as a Lender

By:	Apollo Credit Opportunity Fund (Offshore) III LP, its general partner

By:	Apollo Credit Opportunity Management III LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

By:	Apollo Credit Opportunity Fund III LP, its general partner

By:	Apollo Credit Opportunity Management III LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

[Signature Page to Amendment No. 4]

American High-Income Trust,
as a Lender

By:	Capital Research and Management Company as its investment advisor

By:	/s/ Kenneth R. Gorvetzian Name: Kenneth R. Gorvetzian Title: Authorized Signer
If second signature required:
[NAME OF LENDER]
as a Lender

By:	Name: Title:

[Signature Page to Amendment No. 4]

Aurelius Capital Master, Ltd.

By:	Aurelius Capital Management, LP, solely as investment manager and not in its individual capacity

By:	/s/ Dan Gropper Name: Dan Gropper Title: Managing Director

[Signature Page to Amendment No. 4]

ACP Master, Ltd.

By:	Aurelius Capital Management, LP, solely as investment manager and not in its individual capacity

By:	/s/ Dan Gropper Name: Dan Gropper Title: Managing Director

[Signature Page to Amendment No. 4]

The Income Fund of America
as a Lender

By:	Capital Research and Management Company as its investment advisor

By:	/s/ Kenneth R. Gorvetzian Name: Kenneth R. Gorvetzian Title: Authorized Signer
If second signature required
[NAME OF LENDER],
as a Lender

By:	Name: Title:

[Signature Page to Amendment No. 4]

ELLIOTT ASSOCIATES, L.P.
as a Lender
Elliott Associates, L.P.

By:	Elliott Capital Advisors, L.P., as general partner

By:	Braxton Associates, Inc., as general partner

By:	/s/ Elliot Greenberg
By: Elliot Greenberg, Vice President
Name:
Title:
If second signature required:
[NAME OF LENDER],
as a Lender

By:	Name: Title:

[Signature Page to Amendment No. 4]

ELLIOTT INTERNATIONAL, L.P.
as a Lender
ELLIOTT INTERNATIONAL, L.P.

By:	Elliott International Capital Advisors Inc. as attorney-in-fact

By:	/s/ Elliot Greenberg
By: Elliot Greenberg, Vice President
Name:
Title:

If second signature required:
[NAME OF LENDER],
as a Lender

By:	Name: Title:

[Signature Page to Amendment No. 4]

MANCHESTER SECURITIES CORP.
as a Lender

By:	/s/ Elliot Greenberg Name: Elliot Greenberg Title: Vice President
If second signature required:
[NAME OF LENDER],
as a Lender

By:	Name: Title:

[Signature Page to Amendment No. 4]

ZIFF INVESTMENTS LIMITED
as a Lender

By:	/s/ Elliot Greenberg Name: Elliot Greenberg Title: Vice President
If second signature required:
[NAME OF LENDER],
as a Lender

By:	Name: Title:

[Signature Page to Amendment No. 4]

Franklin US Floating Rate Master
Fund
as a Lender

By:	/s/ Alex Guang Yu Name: Alex Guang Yu Title: Authorized Signatory

[Signature Page to Amendment No. 4]

Franklin Templeton Series II Funds -
Franklin Floating Rate II Fund,
as a Lender

By:	/s/ Madeline Lam Name: Madeline Lam Title: Asst. Vice President

[Signature Page to Amendment No. 4]

Franklin Floating Rate Master Trust -
Franklin Floating Rate Master
Series
as a Lender

By:	/s/ Madeline Lam Name: Madeline Lam Title: Asst. Vice President

[Signature Page to Amendment No. 4]

Franklin Investors Securities Trust -
Franklin Floating Rate Daily Access
Fund,
as a Lender

By:	/s/ Madeline Lam Name: Madeline Lam Title: Vice President

[Signature Page to Amendment No. 4]

Franklin Floating Rate Master Trust -
Franklin Lower Tier Floating Rate
Fund,
as a Lender

By:	/s/ Alex Guang Yu Name: Alex Guang Yu Title: Authorized Signatory

[Signature Page to Amendment No. 4]

GoldenTree 2004 Trust
By: GoldenTree Asset Management, LP,
as a Lender

By:	/s/ Karen Weber Name: Karen Weber Title: Director – Bank Debt

[Signature Page to Amendment No. 4]

GN3 SIP Limited
By: GoldenTree Asset Management, LP,
as a Lender

By:	/s/ Karen Weber Name: Karen Weber Title: Director – Bank Debt

[Signature Page to Amendment No. 4]

Stellar Performer Global Series: Series
G – Global Credit
By: GoldenTree Asset Management, LP,
as a Lender

By:	/s/ Karen Weber Name: Karen Weber Title: Director – Bank Debt

[Signature Page to Amendment No. 4]

San Bernardino County Employees’
Retirement Association
By: GoldenTree Asset Management, LP,
as a Lender

By:	/s/ Karen Weber Name: Karen Weber Title: Director – Bank Debt

[Signature Page to Amendment No. 4]

GT NM, LP
By: GoldenTree Asset Management, LP,
as a Lender

By:	/s/ Karen Weber Name: Karen Weber Title: Director – Bank Debt

[Signature Page to Amendment No. 4]

GoldenTree Credit Opportunities 2014-
I Financing, Limited
By: GoldenTree Asset Management, LP,
as a Lender

By:	/s/ Karen Weber Name: Karen Weber Title: Director – Bank Debt

[Signature Page to Amendment No. 4]

GoldenTree Insurance Fund Series
Interests of the SALI Multi-Series Fund,
LP
By: GoldenTree Asset Management, LP,
as a Lender

By:	/s/ Karen Weber Name: Karen Weber Title: Director – Bank Debt

[Signature Page to Amendment No. 4]

JAMES RIVER VALUE FUND, LLC,
as a Lender

By:	/s/ Paul Saunders Jr. Name: Paul Saunders Jr. Title: Authorized Signatory
If second signature required:
[NAME OF LENDER],
as a Lender

By:	Name: Title:

[Signature Page to Amendment No. 4]

Mason Capital LP,
as a Lender

By:	/s/ Meredith Simmons Name: Meredith Simmons Title: CEO
Mason Capital Master Fund LP,
as a Lender

By:	/s/ Meredith Simmons Name: Meredith Simmons Title: CEO

[Signature Page to Amendment No. 4]

MIDTOWN ACQUISITIONS L.P.

By:	Midtown Acquisitions GP LLC as a Lender

By:	/s/ Anthony Yoseloff Name: Anthony Yoseloff Title: Manager

[Signature Page to Amendment No. 4]

Monarch Master Funding Ltd

By:	Monarch Alternative Capital LP
Its: Advisor

as a Lender

By:	/s/ Patrick Bartels Name: Patrick Bartels Title: Managing Principal

[Signature Page to Amendment No. 4]

Staniford Street CLO, Ltd.,
as a Lender

By:	/s/ Scott D’Orsi Name: Scott D’Orsi Title: Portfolio Manager
If second signature required:

By:	Name: Title:

[Signature Page to Amendment No. 4]

Whitebox Asymmetric Partners, LP
as a Lender

By:	/s/ Mark Strefling Name: Mark Strefling Title: Chief Legal Officer
Whitebox Relative Value Partners, LP
as a Lender

By:	/s/ Mark Strefling Name: Mark Strefling Title: Chief Legal Officer
Whitebox Credit Partners, LP
as a Lender

By:	/s/ Mark Strefling Name: Mark Strefling Title: Chief Legal Officer
Whitebox Special Opportunities Fund,
LP Series O
as a Lender

By:	/s/ Mark Strefling Name: Mark Strefling Title: Chief Legal Officer
Whitebox KFA Advantage LLC
as a Lender

By:	/s/ Mark Strefling Name: Mark Strefling Title: Chief Legal Officer

[Signature Page to Amendment No. 4]

Whitebox Multi-Strategy Partners, LP
as a Lender

By:	/s/ Mark Strefling Name: Mark Strefling Title: Chief Legal Officer
Whitebox Institutional Partners, LP
as a Lender

By:	/s/ Mark Strefling Name: Mark Strefling Title: Chief Legal Officer
Pandora Select Partners, LP
as a Lender

By:	/s/ Mark Strefling Name: Mark Strefling Title: Chief Legal Officer

[Signature Page to Amendment No. 4]